                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 31, 1997
                                                   ----------------------------

                                   HALIS, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Georgia                             0-16288                    58-1366235
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


9040 Roswell Road, Suite 470, Atlanta, Georgia                         30350
-------------------------------------------------------------------------------
Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code        (770) 641-5555
                                                     --------------------------



                                 Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         The following combined financial statements are filed with this Report:

PHYSOURCE LTD. AND THEODORE M. HOMA, M.D., S.C.

Independent Auditors' Report of Habif, Arogeti & Wynne, P.C.
Combined Balance Sheet at December 31, 1996 and June 30, 1997 (unaudited) Combined Statement of Operations for the period from Inception (February 28,
         1996) through December 31, 1996 for PhySource Ltd. and for the year ended December 31, 1996 for Theodore M. Homa, M.D., S.C. and for the six months ended June 30, 1996 and 1997 (unaudited)
Combined Statement of Changes in Stockholder's Equity [Deficit] for the period from Inception (February 28, 1996) through December 31, 1996 for PhySource Ltd. and for the year ended December 31, 1996 for Theodore
         M. Homa, M.D., S.C. and the six month period ended June 30, 1997 (unaudited)
Combined Statement of Cash Flows for the period from Inception (February 28,
         1996) through December 31, 1996 for PhySource Ltd. and for the year ended December 31, 1996 for Theodore M. Homa, M.D., S.C. and for the six months ended June 30, 1996 and 1997 (unaudited)
Notes to Financial Statements

         (b)    PRO FORMA FINANCIAL INFORMATION:

         The following unaudited pro forma condensed financial statements are filed with this Report:

Introduction
Unaudited Pro Forma Condensed Consolidated Balance Sheet - June 30, 1997 Unaudited Pro Forma Condensed Consolidated Statement of Operations - year ended
         December 31, 1996 and six month period ended June 30, 1997
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

         (c)      EXHIBITS:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of July 31, 1997, among HALIS, Inc., PhySource Acquisition Co., PhySource Ltd. and the shareholders of PhySource Ltd. (incorporated by reference from the Company's Current Report on Form 8-K dated July 31, 1997).

                          INDEPENDENT AUDITORS' REPORT




To the Stockholder of
     Physource Ltd. and
         Theodore M. Homa M.D., S.C.


We have audited the accompanying combined balance sheet of PhySource Ltd. and Theodore M. Homa, M.D., S.C. as of December 31, 1996 and the related combined statements of operations, changes in stockholders' equity [deficit], and cash flows for the period from inception [February 28, 1996] of PhySource, Ltd. and for the year ended December 31, 1996 for Theodore M. Homa, M.D., S.C. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of PhySource Ltd. and Theodore M. Homa, M.D., S.C. at December 31, 1996, and the results of their operations and their cash flows from inception [February 28, 1996] for PhySource Ltd. and for the year ended December 31, 1996 for Theodore M. Homa, M.D., S.C. in conformity with generally accepted accounting principles.




                                                /s/ Habif, Arogeti & Wynne, P.C.

Atlanta, Georgia

September 26, 1997

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
                             COMBINED BALANCE SHEET

                                     ASSETS

                                                                                        December 31,    [Unaudited]
                                                                                            1996       June 30, 1997
                                                                                        ------------   -------------
Current assets
     Cash                                                                                   $ 41,621   $   18,420
     Accounts receivable, net of allowance for
         doubtful accounts of $8,690                                                          26,146      304,502
     Prepaid expenses                                                                          6,620          -0-
     Current portion of lease receivable                                                       5,304        5,575
                                                                                            --------   ----------

         Total current assets                                                                 79,691      328,497
                                                                                            --------   ----------

Property and equipment, at cost
     Computer equipment                                                                      141,476      143,394
     Furniture and fixtures                                                                   27,007       49,464
                                                                                            --------   ----------
                                                                                             168,483      192,858
     Less accumulated depreciation                                                           [46,521]     [75,113]
                                                                                            --------   ----------
                                                                                             121,962      117,745
                                                                                            --------   ----------

Other assets
     Organization costs, net of accumulated
         amortization of $1,644                                                               10,683       10,683
     Lease receivable, net of current portion                                                 25,882       23,024
                                                                                            --------   ----------
                                                                                              36,565       33,707
                                                                                            --------   ----------
                                                                                            $238,218   $  479,949
                                                                                            ========   ==========

                                    LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
     Notes payable - related parties                                                        $786,542   $1,043,240
     Retirement plan payable                                                                  12,479       12,479
     Current portion of long-term debt - related parties                                       5,386        7,051
     Accounts payable and accrued expenses                                                    78,980       33,338
     Accounts payable and accrued expenses -
         related parties                                                                      29,858      221,568
                                                                                            --------   ----------

         Total current liabilities                                                           913,245    1,317,676
                                                                                            --------   ----------

Long-term liabilities
     Long-term debt - related party, net of current portion                                   23,454       20,125
                                                                                            --------   ----------

Stockholder's deficit
     Common stock - PhySource, Ltd. no par value,
         12,000 shares authorized; 6,000 shares issued
         and outstanding                                                                       1,000        1,000
     Common stock - Homa, S.C. no par value, 20,000
         shares authorized; 1,000 shares issued and
         outstanding                                                                           3,000        3,000
     Stock subscription receivable                                                            [1,000]      [1,000]
     Accumulated deficit                                                                    [701,481]    [860,852]
                                                                                            --------   ----------

                                                                                            [698,481]    [857,852]
                                                                                            --------   ----------

                                                                                            $238,218   $  479,949
                                                                                            ========   ==========


                  See auditors' report and accompanying notes.

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
                        COMBINED STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM INCEPTION [FEBRUARY 28, 1996]
                THROUGH DECEMBER 31, 1996 FOR PHYSOURCE, LTD. AND
      FOR THE YEAR ENDED DECEMBER 31, 1996 FOR THEODORE M. HOMA, M.D., S.C.

                                                                                           [Unaudited]
                                                              For the                        For the
                                                            Year Ended                  Six Months Ended
                                                         December 31, 1996                  June 30,
                                                         -----------------       ---------------------------
                                                                                     1996             1997
                                                                                 ----------       -----------
Revenues from services                                       $  601,983            $  188,302     $1,223,115
                                                             ----------            ----------     ----------



    Cost of services                                            469,986               111,464        667,204
    General and administrative                                  770,363               299,028        662,663
                                                             ----------            ----------     ----------

                                                              1,240,349               410,492      1,329,867
                                                             ----------            ----------     ----------


       Loss from operations                                    [638,366]             [222,190]      [106,752]
                                                             ----------            ----------     ----------


Other income [expense]
    Interest income                                               1,875                   -0-          3,063
    Interest expense                                            [31,769]               [4,641]       [50,548]
    Gain on asset disposal                                       21,285                 2,070            -0-
                                                             ----------            ----------     ----------


                                                                 [8,609]               [2,571]       [47,485]
                                                             ----------            ----------     ----------



       Net loss                                               $[646,975]            $[224,761]     $[154,237]
                                                             ==========            ==========     ==========




                  See auditors' report and accompanying notes.

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
         COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY [DEFICIT]
                FOR THE PERIOD FROM INCEPTION [FEBRUARY 28, 1996]
                THROUGH DECEMBER 31, 1996 FOR PHYSOURCE, LTD. AND
    FOR THE YEAR ENDED DECEMBER 31, 1996 FOR THEODORE M. HOMA, M.D., S.C. AND
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 [UNAUDITED]


                                                                   Theodore M.                                            Total
                                          PhySources, Ltd.       Homa, M.D., S.C.                                         Share-
                                           Common Stock            Common Stock            Stock          Retained       holders'
                                      --------------------      ------------------     Subscription       Earnings        Equity
                                      Shares       Amount        Shares     Amount      Receivable        [Deficit]      [Deficit]
                                      ------       ------       -------     -------    ------------       ---------      ----------
Balances, January 1,
     1996                               -0-        $  -0-         1,000     $3,000        $   -0-          $  21,344      $  24,344

Issuance of stock                     6,000         1,000           -0-         -0-        [1,000]               -0-            -0-


Dividends paid                          -0-           -0-           -0-         -0-           -0-            [75,850]       [75,850]


Net loss                                -0-           -0-           -0-         -0-           -0-           [646,975]      [646,975]
                                      ------       ------       -------     -------    ------------        ---------     ----------

Balances, December 31,
     1996                             6,000         1,000         1,000      3,000         [1,000]          [701,481]      [698,481]


Dividends paid [unaudited]              -0-           -0-           -0-         -0-           -0-             [5,134]        [5,134]


Net loss - six months
     ended June 30,
     1997 [unaudited]                   -0-           -0-           -0-         -0-           -0-           [154,237]      [154,237]
                                      -----        ------        ------     -------        -------          ---------     ---------


Balances, June 30,
     1997 [unaudited]                 6,000        $1,000         1,000     $3,000        $[1,000]         $[860,852]     $[857,852]
                                      -----        ------        ------     -------        -------          ---------     ---------


                  See auditors' report and accompanying notes.

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
                        COMBINED STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM INCEPTION [FEBRUARY 28, 1996]
                THROUGH DECEMBER 31, 1996 FOR PHYSOURCE, LTD. AND
      FOR THE YEAR ENDED DECEMBER 31, 1996 FOR THEODORE M. HOMA, M.D., S.C.

                           Increase [Decrease] in Cash

                                                                                       [Unaudited]
                                                            For the                      For the
                                                           Year ended                Six Months Ended
                                                        December 31, 1996                June 30,
                                                        -----------------        -----------------------
                                                                                    1996          1997
                                                                                 ---------     ---------
Cash flows from operating activities
     Net loss                                               $[646,975]            $[224,761]   $[154,237]
                                                            ---------             ---------    ---------

     Adjustments to reconcile net loss to net cash
         used by operating activities
         Depreciation and amortization                         21,158                 5,164       28,592
         Gain on disposal of assets                           [21,285]               [2,070]         -0-
         Changes in assets and liabilities
              Increase in accounts receivable                 [26,146]              [22,652]    [278,356]
              Decrease [Increase] in prepaid expenses          [6,173]              [15,954]       6,620
              Decrease [Increase] in shareholder advances      21,919               [31,518]         -0-
              Increase in organizational costs                [12,327]               [2,005]         -0-
              Increase in retirement plan payable              12,479                   -0-          -0-
              Increase [Decrease] in accounts payable
                  and accrued expenses                         78,690                37,050      [45,642]
              Increase in accounts payable and other
                  accrued expenses - related party             29,858                 4,641      191,710
                                                            ---------             ---------    ---------

                      Total adjustments                        98,173               [27,344]     [97,076]
                                                            ---------             ---------    ---------

                           Net cash used by operating
                               activities                    [548,802]             [252,105]    [251,313]
                                                            ---------             ---------    ---------

Cash flows from investing activities
     Acquisitions of property and equipment                   [83,588]              [28,496]     [24,375]
                                                            ---------             ---------    ---------

Cash flows from financing activities
     Proceeds from repayment of lease receivable                2,919                   -0-        2,587
     Proceeds from notes payable - related parties            727,988               280,409      256,698
     Payments on long-term debt                                [2,529]                 [665]      [1,664]
     Dividends                                                [56,635]                  -0-       [5,134]
                                                            ---------             ---------    ---------

         Net cash provided by financing activities            671,743               279,744      252,487
                                                            ---------             ---------    ---------

              Net increase [decrease] in cash                  39,353                  [857]     [23,201]

Cash, beginning                                                 2,268                 2,268       41,621
                                                            ---------             ---------    ---------

              Cash, ending                                  $  41,621             $   1,411    $  18,420
                                                            =========             =========    =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the years and periods for
     Interest                                               $   6,772             $     -0-    $   1,130



                  See auditor's report and accompanying notes.

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 DECEMBER 31, 1996 AND JUNE 30, 1997 [UNAUDITED]





A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Nature of Operations:

     PhySource LTD. (PhySource), an Illinois Corporation, started business and was incorporated on February 28, 1996. PhySource provides management, consulting, billing and staffing services on a contract basis to medical practices.

     Theodore M. Homa, M.D., S.C., (Homa), an Illinois Corporation, was incorporated in 1979 and is a medical practice providing internal medicine services.

     Principles of Combination:

     The accompanying financial statements of PhySource and Homa (collectively, the Companies) are presented on a combined basis due to the common ownership and business activities of the Companies [Note B]. The combined financial statements include the accounts of each of the Companies. All significant intercompany accounts and transactions have been eliminated.

     Use of Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures including the allowance for doubtful accounts, useful lives and recoverability of long term assets. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

     Accounts Receivable:

     The Company does not have a secured interest in its accounts receivable; however, it does have legal recourse for defaulted amounts.

     Property and Equipment:

     Property and equipment is carried at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation, are eliminated from the accounts, and any resulting gain or loss is included in operations.

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                 DECEMBER 31, 1996 AND JUNE 30, 1997 [UNAUDITED]


A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  [Continued]

     Property and Equipment: [Continued]

     Depreciation is provided using the straight-line method based on the useful lives of the assets, which have been estimated to be five years. Depreciation expense for the year ended December 31, 1996 was $19,514.

     Income Taxes:

     PhySource and Homa elected to be treated as S corporations pursuant to the Internal Revenue Code for federal and state income tax purposes on February 28, 1996 and January 1, 1989, respectively. The income of an S corporation is taxable and distributable to the individual stockholders of a corporation without further consequences to PhySource or Homa. As discussed further in Note B, the Companies ceased to be S corporations in July 1997, in connection with Homa's merger into PhySource and PhySource's subsequent merger into HALIS, Inc. (HALIS).

     Interim Financial Statements:

     The accompanying financial statements for the period from inception to June 30, 1996 for PhySource, for the six month period ended June 30, 1996 for Homa, and for the six month period ended June 30, 1997 for the Companies are unaudited but, in the opinion of management, reflect all normal and recurring adjustments necessary for a fair presentation. The results of operations for the six month period are not necessarily indicative of the results for the periods ended December 31, 1997.

B.   SUBSEQUENT EVENT - MERGER AGREEMENT:

     On July 31, 1997, the stockholder of Homa effected a merger agreement with Physource, pursuant to which Homa was merged into PhySource. All issued and outstanding shares of the common stock of Homa were surrendered by the stockholder in consideration for 788 shares of common stock of PhySource.

     On July 31, 1997, the stockholders of PhySource effected a merger agreement with HALIS, pursuant to which PhySource was merged into a subsidiary of HALIS. All issued and outstanding shares of PhySource were surrendered by the stockholders in consideration for 1,502,963 shares of common stock of HALIS.

     These mergers were accounted for as purchase by HALIS.

     Additionally, in connection with the merger, HALIS issued 1,129,648 shares of common stock and 37,742 incentive stock options to satisfy certain liabilities.

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                 DECEMBER 31, 1996 AND JUNE 30, 1997 [UNAUDITED]





C.   RELATED PARTY TRANSACTIONS:

     In 1996, Homa received revenues from Buffalo Grove Internal Medicine (BGIM) in the amount of $239,586. The sole shareholder of Homa is a 50% shareholder of BGIM. The balance due from BGIM as of December 31, 1996 was $-0-. Effective January 1, 1997, the shareholder no longer provided services in BGIM and billed all services through Homa.

     In 1996, PhySource purchased property and equipment in the amount of $89,923 from Indeck Engery Services, Inc. (Indeck), which is majority owned by Mr. Gerald R. Forsythe, a director of PhySource who is also the father of four PhySource shareholders. The Companies also bank at American Enterprise Bank, which is also majority owned by Mr. Forsythe.

     In 1996, Homa paid billing fees to Medical Practice Management in the amount of $15,728, which is owned 100% by the wife of the sole shareholder of Homa.

     In 1996, Homa sold property and equipment to the shareholder of Homa for $19,215. The book value of the vehicle was $-0- and the gain is included in gain from asset disposals in the statement of operations.

D.   LEASE RECEIVABLES:

     PhySource leases property and equipment under the provisions of a long-term lease. For financial reporting purposes, the asset has been removed from the books and a gain on the sale in the amount of $2,070 has been recognized. The lease expires in May 2001.

     The future minimum lease repayments under the capital lease and the net present value of the future minimum lease repayments at December 31, 1996 are as follows:

         Total minimum lease repayments                                              $39,349
         Less amount representing interest                                            [8,163]
                                                                                     -------
         Present value of minimum lease payments                                      31,186

         Current portion of capital lease                                             [5,304]
                                                                                     -------
         Long-term capital lease less current portion                                $25,882
                                                                                     =======

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                 DECEMBER 31, 1996 AND JUNE 30, 1997 [UNAUDITED]


D.   LEASE RECEIVABLES:  [Continued]

     Maturities of the lease receivable as of December 31, 1996 are as follows:

           1997                                                                       $ 5,304
           1998                                                                         5,860
           1999                                                                         6,474
           2000                                                                         7,152
           2001                                                                         6,396
                                                                                      -------
                                                                                      $31,186
                                                                                      =======


E.   NOTES PAYABLE - RELATED PARTIES:

     The Company has the following unsecured notes payable to related parties as of:

                                                                                 December 31,        June 30,
                                                                                 ------------      -----------
       Director - note payable with interest
           of prime + 2% payable on demand
           This note is unsecured.                                                   $677,000      $   802,000

       Indeck - note payable with interest
           of prime + 2% payable on demand.
           This note is unsecured.                                                      84,542           84,542

       Shareholder/Director - note payable with interest
           of prime + 2% payable on demand; due on
           demand.  This note is unsecured.                                            25,000           25,000

       Shareholder - note payable with interest at 7%
           per annum; interest and principal due April
           1998. This note is unsecured.                                                  -0-           18,000

       Fawcett Insurance Agency, Inc. - note payable
           with interest of prime + 2% payable on demand;
           due on demand.  This note is unsecured.                                        -0-           85,000

       Shareholder/Director - note payable with interest
           of prime + 2% payable on demand; due on
           demand.  This note is unsecured.                                               -0-           28,698
                                                                                     --------       ----------

                                                                                     $786,542       $1,043,240
                                                                                     ========       ==========


                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                 DECEMBER 31, 1996 AND JUNE 30, 1997 [UNAUDITED]



E.   NOTES PAYABLE - RELATED PARTIES:  [Continued]

     The above debt, excluding the note payable of $18,000, was subsequently satisfied at the merger [Note B] with HALIS stock. Fawcett Insurance Agency, Inc. is wholly-owned by a shareholder/director of PhySource. Accrued interest relating to the above notes at December 31, 1996 and June 30, 1997 was $29,858 and $79,276, respectively.

F.   LONG-TERM DEBT - RELATED PARTY:

       Director - installment loan with interest of 10% payable in monthly installments of $665; due May 31, 2001.
           This note in secured by an x-ray machine.                                 $28,840
       Less current portion                                                           [5,386]
                                                                                     -------
                                                                                     $23,454
                                                                                     =======


     Maturities of the installment note as of December 31, 1996 are as follows:

       December 31,
       ------------
           1997                                                                      $ 5,386
           1998                                                                        5,950
           1999                                                                        6,573
           2000                                                                        7,261
           2001                                                                        3,670
                                                                                     -------
                                                                                     $28,840
                                                                                     =======


G.   OPERATING LEASE COMMITMENTS:

     The Companies lease equipment and office space under operating lease agreements. Rent expense under these agreements was $49,131 in 1996.

     The annual future minimum lease commitments under these leases are as follows:


             December 31,
             ------------
                  1997                                                               $ 26,518
                  1998                                                                 28,761
                  1999                                                                 29,205
                  2000                                                                 29,227
                  2001                                                                 24,860
                  Thereafter                                                           51,737
                                                                                     --------
                                                                                     $190,308
                                                                                     ========

                 PHYSOURCE LTD. and THEODORE M. HOMA, M.D., S.C.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                 DECEMBER 31, 1996 AND JUNE 30, 1997 [UNAUDITED]






H.   EMPLOYEE BENEFIT PLAN:

     PhySource sponsors a 401(k) retirement savings plan for all employees who meet certain eligibility requirements. Employees may contribute to the plan up to 15% of their salary or the maximum allowed by the IRS. The Company may elect to make matching and/or discretionary contributions. Employees' contributions are immediately 100% vested while the Company contributions are subject to a six-year vesting schedule. The Company made a contribution to the plan during 1996 for $12,479.

I.   ECONOMIC DEPENDENCY - MAJOR CLIENTS:

     A major client is defined as one from whom ten percent or greater of annual revenues is derived. During 1996, the Companies had one such customer.

     Homa received revenues of $239,586 from BGIM, a related party [Note C], in 1996 which accounted for 40% of revenues.

J.   SUPPLEMENTAL DISCLOSURES OF NONCASH ACTIVITIES:

     The Companies acquired property and equipment of $58,554 and $31,369 by issuance of notes payable and long-term debt.

     The Companies sold property and equipment by issuing a note receivable in the amount of $34,105.

     The Company sold property and equipment with a net book value of $-0- for $19,215 which is included in dividends.

K.   SUBSEQUENT EVENTS:

     The Companies are currently negotiating a new operating lease for office space.

     In conjunction with the merger [Note B], the Companies have entered into an employment agreement with Theodore M. Homa, M. D. which expires in July 31, 1999. The agreement provides for an annual base salary of $144,000 plus certain incentive compensation.

                                   HALIS, INC.
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                       JUNE 30, 1997 AND DECEMBER 31, 1996






The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of HALIS, Inc. gives effect to the following transactions as if they occurred on June 30, 1997: the acquisitions of 100% of the capital stock of Physicians Resource Network, Inc. (PRN) and of PhySource Ltd. (PhySource) by HALIS, Inc. and Subsidiaries (HALIS) accounted for as a purchase. All issued and outstanding shares of PRN and PhySource were surrendered by their stockholders in consideration for 3,733,333 and 1,502,963, respectively of HALIS' shares; and certain liabilities of PhySource were satisfied with 1,129,648 shares of common stock and 37,742 incentive stock options. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for HALIS for the year ended December 31, 1996 and for the six month period ended June 30, 1997 give retroactive effect to the acquisitions of PRN and PhySource as if they had occurred January 1, 1996. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the actual financial position or the results of operations of HALIS had the acquisition been completed, and should be read in conjunction with the audited financial statements of HALIS, PRN and the combined statements of PhySource and Homa, as of and for the year ended December 31, 1996 and the related notes thereto.

                                   HALIS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997

                                     ASSETS

                                                                               PhySource
                                        HALIS, Inc.        Physicians           Ltd. and
                                           and              Resource          Theodore M.
                                       Subsidiaries        Network, Inc.      Homa, M.D., S.C.       Adjustments          ProForma
                                       ------------        -------------      ----------------     --------------       ------------
Current assets                         $2,266,307            $ 311,423        $   328,497          [a] $  123,087       $ 2,949,314
                                                                                                   [c] $  [80,000]

Property and equipment                     453,039             456,351            117,745          [d]    [33,333]          993,802

Other assets                               746,085               6,214             33,707                                   786,006

Capitalized software
     development costs                   3,625,348                                                                        3,625,348

Goodwill                                 5,536,274                                                 [a]  8,452,566        13,988,840
                                       -----------         -----------        -----------              ----------       -----------
Total assets                           $12,627,053         $   773,988        $   479,949              $8,462,320       $22,343,310
                                       -----------         -----------        -----------              ----------       -----------

                 LIABILITIES AND STOCKHOLDERS' EQUITY [DEFICIT]
                                                                               PhySource
                                        HALIS, Inc.        Physicians           Ltd. and
                                           and              Resource          Theodore M.
                                       Subsidiaries        Network, Inc.      Homa, M.D., S.C.       Adjustments          ProForma
                                       ------------        -------------      ----------------     ---------------      ------------
Current liabilities                    $ 4,918,569         $ 1,256,571        $ 1,317,676          [a]$[1,222,002]      $ 5,905,814
                                                                                                   [c]   [365,000]
Long-term debt                             195,820             158,728             20,125                                   374,673
                                       -----------         -----------        -----------             -----------        ----------
     Total liabilities                   5,114,389           1,415,299          1,337,801              [1,587,002]        6,280,487
                                       -----------         -----------        -----------             -----------        ----------

Stockholders' equity [deficit]

Stockholders' equity [deficit]                                [641,311]          [857,852]         [b]  1,499,163                --
Common stock, par value $.01               329,794                                                 [a]     63,659           393,453
Additional paid-in capital              22,098,793                                                 [a]  9,733,996        30,618,626
                                                                                                   [b] [1,499,163]
                                                                                                   [c]    285,000

Common stock subscribed                     13,417                                                                           13,417
Accumulated deficit                    [14,922,590]                                                [d]    [33,333]      [14,955,923]
     Less:  Treasury stock
     at cost                                [6,750]                                                                          [6,750]
                                       -----------         -----------        -----------             -----------        ----------
Total stockholders' equity               7,512,664            [641,311]          [857,852]             10,049,322        16,062,823
                                       -----------         -----------        -----------             -----------        ----------

Total liabilities and stock-
     holders' equity                   $12,627,053         $   773,988        $   479,949             $ 8,462,320       $22,343,310
                                       -----------         -----------        -----------             -----------        ----------

Common stock issued and
     outstanding (a)                    32,979,413                                                      6,365,944        39,345,357
                                       -----------                                                    -----------        ----------




 See notes to unaudited pro forma condensed consolidated financial statements.

                                   HALIS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                PhySource
                                       HALIS, Inc.         Physicians           Ltd. and
                                           and               Resource          Theodore M.
                                       Subsidiaries        Network, Inc.      Homa, M.D., S.C.     Adjustments           ProForma
                                       ------------        -------------      ----------------    -------------        ------------
Systems sales and
     other revenues                    $ 8,589,428         $ 6,526,822           $   601,983  [h]   $   [75,000]       $ 15,643,233
                                       -----------         -----------           -----------        -----------        ------------

Costs and expenses
     Cost of sales and revenues          4,186,359           5,029,433               469,986                              9,685,778
     Research and development            1,829,002                                                                        1,829,002
     Selling, general, and
         administrative                  6,778,035           1,459,477               770,363  [e]     1,690,513          10,687,504
                                                                                              [g]        14,116
                                                                                              [h]       [25,000]
                                       -----------         -----------           -----------        -----------        ------------


                                        12,793,396           6,488,910             1,240,349          1,679,629          22,202,284
                                       -----------         -----------           -----------        -----------        ------------



Operating loss                          [4,203,968]             37,912              [638,366]        [1,754,629]         [6,559,051]
                                       -----------         -----------           -----------        -----------        ------------



Other income [expense]
     Gain [Loss] on asset
          disposal                         [85,696]             [8,793]               21,285                                [73,204]
     Rental income                          27,600                                                                           27,600
     Interest expense                      [94,604]           [132,616]              [31,769] [f]        54,569            [204,420]
     Interest income                        29,468                                     1,875                                 31,343
     Other income [expense]                 69,034              10,773                                                       79,807
     Other expenses                       [378,588]                                                                        [378,588]
                                       -----------         -----------           -----------        -----------        ------------

                                          [432,786]           [130,636]               [8,609]            54,569            [517,462]
                                       -----------         -----------           -----------        -----------        ------------

     Net loss                          $[4,636,754]        $   [92,724]          $  [646,975]       $[1,700,060]       $ [7,076,513]
                                       -----------         -----------           -----------        -----------        ------------

Net loss per share                           $[.21]                                                                    $       [.25]
                                       ===========                                                                     ============

Weighted average shares
     outstanding                        21,766,884                                                    6,365,944          28,132,828
                                       ===========                                                  ===========        ============



  See notes to unaudited pro forma condensed consolidated financial statements

                                   HALIS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997

                                                                                 PhySource
                                        HALIS, Inc.         Physicians           Ltd. and
                                           and               Resource           Theodore M.
                                       Subsidiaries        Network, Inc.      Homa, M.D., S.C.     Adjustments           ProForma
                                       ------------        -------------      ----------------    -------------        ------------
Systems sales and other
     revenues                           $ 3,605,926        $ 2,879,782       $ 1,223,115             $ [31,800]         $ 7,677,023
                                        -----------        -----------       -----------             ---------          -----------


Costs and expenses
     Cost of sales and revenues           1,399,064          2,246,381           667,204                                  4,312,649
     Research and development               708,334                                               [h]  [31,800]             676,534
     Selling, general, and
         administrative                   3,379,773            624,991           662,663          [e]  845,257            5,557,869
                                                                                                  [g]   45,185
                                        -----------        -----------       -----------             ---------          -----------

                                          5,487,171          2,871,372         1,329,867               858,642           10,547,052
                                        -----------        -----------       -----------             ---------          -----------

Operating income [loss]                  [1,881,245]             8,410          [106,752]             [890,442]          [2,870,029]
                                        -----------        -----------       -----------             ---------          -----------


Other income [expense]
     Gain on asset disposal                   8,678                                3,063                                     11,741
     Interest expense                       [77,492]           [69,425]          [50,548]         [f]   65,948             [131,517]
     Interest income                         22,307                                                                          22,307
     Other income                             3,253             20,327                                                       23,580
     Merger costs                           [32,137]                                                                        [32,137]
                                        -----------        -----------       -----------             ---------          -----------

                                            [75,391]           [49,098]          [47,485]               65,948             [106,026]
                                        -----------        -----------       -----------             ---------          -----------


     Net loss                           $[1,956,636]       $   [40,688]      $  [154,237]            $[824,494]         $[2,976,055]
                                        ===========        ===========       ===========             =========          ===========


Net loss per share                      $      [.07]                                                                    $      [.08]
                                        ===========                                                                     ===========


Weighted average shares
     outstanding                         29,822,386                                                  6,365,944           36,188,330
                                        ===========                                                  =========          ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                                   HALIS, INC.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA FINANCIAL STATEMENTS





Balance Sheet - June 30, 1997:

[a] To record the issuance by HALIS of 3,733,333 shares of common stock on July 7, 1997, to the stockholder of PRN and the payment of $80,000 to Mulberry Street Investment Company, representing an indebtedness of PRN, in exchange for 100% of the outstanding stock of PRN in a transaction to be accounted for as a purchase by HALIS.

         To record the issuance of 788 shares of PhySource common stock on July 31, 1997, to the shareholder of Theodore M. Homa, M.D., S.C. (Homa) in exchange for 100% of the outstanding stock of Homa; and to record the issuance by HALIS of: a) 1,502,963 shares of common stock on July 31, 1997, to the shareholders of PhySource, in exchange for 100% of the outstanding stock of PhySource; b) 1,129,648 shares of common stock and 37,742 incentive stock options of HALIS common stock to satisfy certain liabilities and prepay certain expenses of PhySource; all in a transaction to be accounted for as a purchase by HALIS.

         Management estimates the value of the 6,365,944 shares to be $1.35 per share. Management has allocated the purchase prices to the assets and liabilities acquired based upon their relative fair values. These transactions generated goodwill of $5,396,310 and $3,056,256 for PRN and PhySource, respectively, to be amortized on a straight-line basis over a five year life.

         Management continues to study the allocation of the purchase prices; upon completion of such study, the allocation may change.

[b]      To eliminate the equity of PRN and PhySource in consolidation.

[c] To record the conversion of $285,000 notes payable to sole shareholder of PRN, into capital of PRN which occurred on July 3, 1997.

         To record the payoff of $80,000 notes payable to Mulberry Street Investment Company, in July 1997, in connection with the acquisition of PRN.

[d]      To eliminate the book value of software PhySource purchased from HALIS.

                                   HALIS, INC.
              NOTES TO UNAUDITED CONDENSED CONSOLIDATED [CONTINUED]
                         PRO FORMA FINANCIAL STATEMENTS


Statement of Operations:

The operations of HALIS as of December 31, 1996 include the pro forma effect of the acquisitions of The Compass Group, Inc., Software Manufacturing Group, Inc., the combined entity of American Benefit Administrative Services, Inc. and Third Party Administrators, Inc., all of which occurred in January 1997, and TG Marketing Systems, Inc., which occurred in May 1997.

For the year ended December 31, 1996:

[e] To reflect amortization of goodwill generated in the PRN and PhySource acquisitions.

[f] To reflect the reduction in interest expense as a result of the conversion of $285,000 in notes payable to equity by the sole shareholder of PRN, prior to the merger.

         To reflect the reduction in interest expense as a result of the payoff of the Mulberry Street Investment Company debt, in connection with the PRN merger.

         To reflect the reduction of interest expense as a result of the satisfaction of approximately $1,000,000 in notes payable, in connection with the PhySource merger.

[g] To reflect incremental compensation expense related to employment agreements entered into with former stockholders of PRN and PhySource.

[h] To eliminate HALIS revenues from the license of software to PhySource of $50,000. To eliminate PhySource revenues and HALIS expenses for fees HALIS paid to PhySource in the amount $25,000.

For the six months ended June 30, 1997:

[e] To reflect amortization of goodwill generated in the PRN acquisition and PhySource acquisitions.

[f] To reflect the reduction in interest expense as a result of the conversion of $285,000 in notes payable to equity by sole shareholder of PRN, prior to the merger.

         To reflect the reduction in interest expense as a result of the payoff of the Mulberry Street Investment Company debt, in connection with the PRN merger.

         To reflect the reduction of interest expense as a result of the satisfaction of approximately $1,000,000 in notes payable, in connection with the PhySource merger.

[g] To reflect the incremental compensation expense related to employment agreements entered into with former stockholders of PRN and PhySource.

[h] To eliminate PhySource revenues and HALIS expenses for fees HALIS paid Physource in the amount of $31,800.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                        HALIS, INC.



                        By:        /s/  Larry Fisher
                             --------------------------------------
                             Larry Fisher, Executive Vice President, Chief Administrative Officer and Secretary

Dated:  October 13, 1997
       ---------------------